UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 3, 2006

RYERSON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9117	36-3425828
(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address Of Principal Executive Offices, including Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure

Ryerson Inc. (NYSE: RYI) has announced the signing of a definitive agreement to sell certain assets related to its U.S. oil and gas, tubular alloy and bar alloy business to Energy Alloys, LLC, a Texas limited liability company. Subject to closing adjustment, the sale price includes $45.5 million of cash, receipt of a $4 million, 3-year note, and the assumption of less than $1 million of liabilities by Energy Alloys.

Item 9.01 Financial Statements and Exhibits

(a) None

(b) None

(c) A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON INC.

Dated: February 6, 2006		/s/ Lily L. May
	By:	Lily L. May
	Its:	Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 6, 2006